SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2004

ORPHAN MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24760	41-1784594
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

Suite 250, 13911 Ridgedale Drive, Minnetonka, MN	55305	(952) 513-6900
(Address of principal executive offices)	(zip code)	(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.          Other Events.

On May 19, 2004, the Company announced the initial results of a Phase III(b) clinical trial regarding its Xyrem® (sodium oxybate) oral solution product.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2004.	ORPHAN MEDICAL, INC.

/s/ Timothy G. McGrath
Timothy G. McGrath Chief Financial Officer (duly authorized officer and principal financial officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated May 19, 2004.